UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2016
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.
On February 3, 2016, SUPERVALU INC. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 21, 2013 (as previously amended, the “Existing Credit Agreement” and as amended by the Amendment, the “Credit Agreement”), among the Company, as Lead Borrower, the subsidiaries of the Company named as borrowers therein, the subsidiaries of the Company named as guarantors therein, Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent (the “Administrative Agent”), and the lenders parties thereto (collectively, the “Lenders”), pursuant to which the parties agreed to amend the Existing Credit Agreement.

The Credit Agreement provides the Company and certain of its direct and indirect operating subsidiaries (the “Borrowers”) with the ability to borrow up to an aggregate principal amount of $1.0 billion under a senior secured revolving credit and letter of credit facility (the “Credit Facility”). The Amendment reduces the rate at which interest is paid on loans under the Credit Agreement to, at the Company’s election, LIBOR plus an interest rate margin between 1.25 percent to 1.75 percent or prime plus an interest rate margin between 0.25 percent to 0.75 percent, in each case, depending on quarterly average excess availability. The Amendment reduces the letter of credit fee under the Credit Agreement to 1.25 percent to 1.75 percent, depending on quarterly average excess availability. Further, the amount of the facility fee required to be paid quarterly in arrears by the Company under the Credit Agreement is reduced to 0.25 percent multiplied by the aggregate unused commitments under the Credit Facility. The Amendment also extends the maturity date of the Credit Agreement to February 3, 2021 from the prior maturity date of September 30, 2019.

On July 28, 2015, the Company announced that it is exploring a potential separation of its Save-A-Lot segment, and that as part of that process it had begun preparations to allow for a possible spin-off of Save-A-Lot into a stand-alone, publicly traded company. On January 7, 2016, Save-A-Lot, Inc., a wholly owned subsidiary of the Company (“SpinCo”) filed a Form 10 with the Securities and Exchange Commission (“SEC”) as part of the Company’s ongoing exploration of a potential separation of Save-A-Lot. The Amendment permits the Company and its subsidiaries to undertake certain transactions reasonably determined by the Company to be necessary to effectuate the separation of Save-A-Lot and the distribution to the Company’s stockholders of at least a majority of the shares of SpinCo (the “Distribution”), and to dispose of any interest in SpinCo that the Company retains in the Distribution. In connection with the Distribution, the Amendment also permits SpinCo, Moran Foods, LLC or one or more of their respective subsidiaries to incur indebtedness, the net proceeds of which would be expected to be transferred or distributed to the Company and applied to repay indebtedness outstanding under the Company’s existing senior secured term loan facility (the “Term Loan Facility”). No specific timetable for a separation has been set and there can be no assurance that a separation will be completed or that any other change in the Company’s overall structure or business model will occur.

The Amendment also modifies certain representations and warranties, covenants and events of default set forth in the Existing Credit Agreement, and provides for the adjustment of certain covenants in the event the Distribution is consummated.

After giving effect to the Amendment, the Credit Facility will continue to be guaranteed by the Company’s existing direct or indirect wholly owned domestic subsidiaries that guarantee the obligations under the Existing Credit Agreement (the “Guarantors”). To secure their obligations under the Credit Facility, each of the Borrowers and Guarantors (collectively, the “Loan Parties”) will continue to grant to the Administrative Agent a perfected first-priority security interest for the benefit of the Lenders in its present and future inventory, credit card, wholesale trade, pharmacy and certain other receivables, prescription files and related assets. In addition, the obligations of the Loan Parties under the Credit Agreement will continue to be secured by second-priority security interests in the collateral securing the Term Loan Facility, subject to certain limitations to ensure compliance with the Company’s outstanding debt instruments and leases. If the Distribution is consummated, the Amendment permits the release of certain guarantees and security interests in connection therewith.

The Existing Credit Agreement was filed as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on March 26, 2013, Amendment No. 1 to the Existing Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on April 18, 2014 and Amendment No. 2 to the Existing Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 1, 2014.

The foregoing description of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

On February 4, 2016, the Company issued a News Release to announce the Amendment. A copy of the News Release issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Certain of the Lenders, or their affiliates, are also lenders under the Term Loan Facility and may have provided from time to time, and may provide in the future, commercial and investment banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may in the future receive customary fees and commissions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
10.1
Amendment No. 3 to Amended and Restated Credit Agreement, dated February 3, 2016, among SUPERVALU INC., as Lead Borrower, the subsidiaries of the Company named as borrowers therein, the subsidiaries of the Company named as guarantors therein, Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent and the lenders parties thereto

99.1	News Release of SUPERVALU INC. dated February 4, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 4, 2016

SUPERVALU INC.

By: /s/ Susan S. Grafton

Susan S. Grafton
Executive Vice President and
Chief Financial Officer
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 3 to Amended and Restated Credit Agreement, dated February 3, 2016, among SUPERVALU INC., as Lead Borrower, the subsidiaries of the Company named as borrowers therein, the subsidiaries of the Company named as guarantors therein, Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent and the lenders parties thereto

99.1	News Release of SUPERVALU INC. dated February 4, 2016